File under Rule 497(c)
File Nos. 333-00305 and 811-06088

PROSPECTUS

May 1, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Salomon Brothers Institutional Investment Series

Emerging Markets Debt Fund

High Yield Bond Fund

Money Market Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Salomon Brothers Institutional Investment Series

Contents

Things you should know about mutual fund risks before investing:

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Emerging Markets Debt Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this prospectus and the statement of additional information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return.

Key investments

The fund invests at least 80% of its assets in U.S. dollar denominated fixed income securities issued by governments, government-related entities, corporations located in emerging markets and related investments. The fund also invests in instruments designed to restructure outstanding emerging market debt such as participation in loans between governments and financial institutions and Brady Bonds. The manager invests in at least three emerging market countries, which are those defined by the World Bank at the time of investment as emerging or developing economies.

Credit quality: The fund may invest without limit in higher risk, below-investment grade debt securities. Below-investment grade debt securities are equivalent to U.S. corporate debt securities commonly known as “junk bonds.”

Maturity and duration: The fund may hold securities of any maturity. The manager attempts to manage risks presented by changes in interest rates by maintaining the fund’s duration between 2 and 7 years. Duration measures in years the sensitivity of the fund’s portfolio to interest rate risk. A higher duration means the fund is more sensitive to interest rate risk.

How the manager selects the fund’s investments

The manager uses a “top-down” approach and allocates the fund’s investments among various emerging market countries. In allocating among different countries, the following are some of the factors the manager considers:

■	Currency, inflation and interest rate trends;
■	Growth rate forecasts;
■	Liquidity of markets for that country’s debt;
■	Fiscal policies;
■	Political outlook; and
■	Tax environment.

The manager then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

2         Salomon Brothers Funds

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Adverse governmental action or political, economic or market instability affects an emerging market country or region or disrupts its principal financial markets;
■	The economies of emerging market countries grow at slower rates than expected or suffer a downturn, recession, rapid inflation or hyperinflation;
■	The currency in which a security is priced declines in value relative to the U.S. dollar;
■	Interest rates rise, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below-investment grade fixed income securities, which are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid; or
■	The manager’s judgment about the attractiveness, relative value or credit quality of a particular security proves to be incorrect.

In many emerging market countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund’s losses from adverse events affecting a particular issuer.

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Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary fee waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total return

Quarterly returns (for the periods shown in the bar chart):

Highest: 17.93% in 4th quarter 1998; Lowest: (28.91)% in 3rd quarter 1998.

4         Salomon Brothers Funds

Comparative performance

This table compares the before and after tax average annual total return of the fund for the periods shown with that of JP Morgan Emerging Markets Bond Index Global, a broad based unmanaged index of emerging markets bonds. An investor cannot invest directly in an index. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar years ended December 31, 2005)

Emerging Markets Debt Fund	Inception Date	1 Year	5 Years	Since Inception
Return before taxes	10/17/96	13.58%	16.45%	13.44%

Return after taxes on distributions		7.41%	11.01%	6.77%

Return after taxes on distributions and sale of fund shares		8.77%	11.00%	7.17%

JP Morgan Emerging Markets Bond Index Global (reflects no deduction for expenses, fees or taxes)	*	10.73%	12.25%	11.26%

*	Comparison begins on 10/31/96.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not applicable

Maximum deferred sales charge on redemptions	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fee*	0.75%

Distribution and service (12b-1) fee	Not applicable

Other expenses‡	0.25%

Total annual fund operating expenses*†	1.00%

†	Because some of the fund’s expenses are voluntarily waived or reimbursed by the manager, actual total annual fund operating expenses are expected to be: 0.75%. These waivers and/or reimbursements may be reduced or terminated at any time.
*	Effective December 1, 2005, the management fee was increased from 0.70% of net assets to 0.75% of net assets when services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

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Example

This example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$102	$318	$552	$1,225

6         Salomon Brothers Funds

High Yield Bond Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this prospectus and the statement of additional information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return.

Key investments

The fund invests primarily in high yield fixed income securities, including bonds, debentures, notes, equipment trust certificates, commercial paper, preferred stock and other obligations of U.S. and foreign issuers. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments. The fund may also invest up to 20% of its assets in equity and equity related securities and invest up to 10% of its assets in securities of foreign issuers.

Credit quality: The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency, or if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the manager selects the fund’s investments

Individual security selection is driven by the manager’s economic view, industry outlook and rigorous credit analysis. The manager then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, the manager uses fundamental analysis and considers the following factors:

■	The strength of the issuer’s financial resources;
■	The issuer’s sensitivity to economic conditions and trends;
■	The issuer’s operating history; and
■	Experience and track record of issuer’s management.

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio; or
■	The manager’s judgment about the attractiveness, value or credit quality of a particular security proves to be incorrect.

High yield securities are considered speculative and, compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following risks:

■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Negative market sentiment towards high yield securities depresses the price and liquidity of high yield securities.

Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable; and
■	Economic, political and social developments significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.

Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated to do so.

8         Salomon Brothers Funds

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary fee waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total return

Quarterly returns (for the periods shown in the bar chart):

Highest: 8.66% in 2nd quarter 2003; Lowest: (6.36)% in 3rd quarter 1998.

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Comparative performance

This table compares the before and after tax average annual total return of the fund for the periods shown with that of the Citigroup High Yield Market Index, a broad-based unmanaged index of high yield securities. An investor cannot invest directly in an index. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individuals retirement accounts.

Average Annual Total Returns (calendar years ended December 31, 2005)

High Yield Bond Fund	Inception Date	1 Year	5 Years	Since Inception
Return before taxes	5/15/96	2.15%	10.68%	6.92%

Return after taxes on distributions		(0.12)%	7.62%	2.79%

Return after taxes on distribution and sale of fund shares		1.40%	7.32%	3.25%

Citigroup High Yield Market Index (reflects no deduction for expenses, fees or taxes)	*	2.08%	8.93%	6.81%

*	Index comparison begins on 5/31/96

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not applicable

Maximum deferred sales charge on redemptions	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	0.55%

Distribution and service (12b-1) fee	Not applicable

Other expenses‡	0.15%

Total annual fund operating expenses*†	0.70%

†	Because some of the fund’s expenses are voluntarily waived or reimbursed by the manager, actual total annual fund operating expenses are expected to be: 0.55%. These waivers and/or reimbursements may be reduced or terminated at any time.
*	Effective December 1, 2005, the management fee was increased from 0.50% of net assets to 0.55% of net assets when services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

10         Salomon Brothers Funds

Example

This example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$72	$224	$390	$871

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Money Market Fund

Fund goals, strategies and risks

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this prospectus and the statement of additional information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Key investments

The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers.

The fund may invest in all types of money market securities including commercial paper, certificates of deposit, bankers’ acceptances, mortgage-backed and asset-backed securities, repurchase agreements, fixed time deposits and other short-term debt securities. The fund may also invest in variable rate master demand notes and enter into short term borrowing arrangements with corporations.

Minimum credit quality: The fund invests primarily in securities rated in the highest short term rating category, or if unrated, of equivalent quality as determined by the manager. The fund may invest up to 5% of its assets in securities rated in the second highest short term rating category or, if unrated, of equivalent quality.

Maximum maturity: The fund invests in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

How the manager selects the fund’s investments

In selecting investments for the fund, the manager looks for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality;
■	Maturities consistent with the manager’s outlook for interest rates; and
■	Eligible issuers with the most desirable credit quality.

Principal risks of investing in the fund

There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if any of the following occurs:

■	Interest rates rise sharply;
■	An issuer or guarantor of the fund’s securities defaults, or has its credit rating downgraded;

12         Salomon Brothers Funds

■	The manager’s judgment about the value or credit quality of a particular security proves to be incorrect; or
■	The value of the fund’s foreign securities go down because of unfavorable government actions or political instability.

Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Institutional Investment Series         13

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary fee waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total return

Quarterly returns (for the periods shown in the bar chart):

Highest: 1.65% in 3rd quarter 2000; Lowest: 0.23% in 1st quarter 2004.

Prior to April 29, 1996, the fund was called Salomon Brothers U.S. Treasury Securities Money Market Fund and invested exclusively in U.S. Treasury bonds, notes and bills.

Comparative performance

The table indicates the average annual total return of the fund for the periods shown.

Average Annual Total Return (calendar years ended December 31, 2005)

	Inception Date	1 Year	5 Years	10 Years
Money Market Fund	12/7/90	3.17%	2.29%	3.94%

The	fund’s 7-day yield as of December 31, 2005 was 4.32%.

14         Salomon Brothers Funds

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not applicable

Maximum deferred sales charge on redemptions	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of fund net assets)
Management fees*	0.25%

Distribution and service (12b-1) fee	Not applicable

Other expenses‡	0.39%

Total annual fund operating expenses*†	0.64%

†	Because some of the fund’s expenses are voluntarily waived or reimbursed by the manager, actual total annual fund operating expenses are expected to be: 0.18%. These waivers and/or reimbursements may be reduced or terminated at any time.
*	Effective December 1, 2005, the management fee was increased from 0.20% of net assets to 0.25% of net assets when services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.
‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$65	$205	$357	$798

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More on the funds’ investments and related risks

Each fund’s investment objective and its principal investment strategies and risks are described under “Fund goals, strategies and risks.” This section provides additional information about the funds’ investments and certain portfolio management techniques the funds may use to achieve its objective. Of course, there is no assurance that a fund will achieve its objective.

Fixed income securities

Each fund

Fixed income securities include bonds, notes, bills, debentures, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments.

Equity securities

High Yield Bond Fund

High Yield Bond Fund may invest its assets in common stocks, convertible securities, warrants or other equity securities. This fund holds these equity securities generally, but not solely, as a result of buying fixed income securities with an attached equity component. Equity securities provide this fund with opportunities for appreciation but expose this fund to the risk of stock market downturns and adverse events affecting particular companies that may depress the price of their common stock.

Securities of foreign issuers

Each fund

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Since Emerging Markets Debt Fund and High Yield Bond Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of these funds’ assets. Money Market Fund may only invest in U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

Derivative transactions

Each fund except Money Market Fund

The funds may, but need not, use derivative contracts, including but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates; or
■	As a substitute for buying or selling securities.

16         Salomon Brothers Funds

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Temporary defensive investments

Each fund except Money Market Fund

Each of the funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

Each fund except Money Market Fund

Although neither the Emerging Markets Debt Fund or the High Yield Bond Fund purchases or sells securities for short-term profits, either fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in each fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from each fund’s performance. The “Financial highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Portfolio holdings

Each fund

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information.

More information about the funds’ investments and portfolio management techniques and the associated risks is included in the statement of additional information.

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Management

Salomon Brothers Asset Management Inc (“SaBAM” or the manager) is the investment manager for each fund. SaBAM was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager’s principal address is 399 Park Avenue, New York, New York 10022.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, which included the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850.8 billion.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the funds indicated beside their names.

Fund	Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
Emerging Markets Debt Fund	S. Kenneth Leech	March 2006	Co-portfolio manager of fund; employee of SaBAM since 2006 and Chief Investment Officer of Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, since 1998.

	Stephen A. Walsh	March 2006	Co-portfolio manager of fund; employee of SaBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

	Keith J. Gardner	March 2006	Co-portfolio manager of fund; employee of SaBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

	Matthew C. Duda	March 2006	Co-portfolio manager of fund; employee of SaBAM since 2006 and research analyst at Western Asset since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

18         Salomon Brothers Funds

Fund	Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
High Yield Bond Fund	S. Kenneth Leech	March 2006	Co-portfolio manager of fund; employee of SaBAM since 2006 and Chief Investment Officer of Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, since 1998.
	Stephen A. Walsh	March 2006	Co-portfolio manager of fund; employee of SaBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.
	Mike Buchanan	March 2006	Co-portfolio manager of fund; employee of SaBAM since 2006 and portfolio manager associated with Western Asset since 2005; Managing Director and head of U.S. Credit Products at credit Suisse Asset Management from 2003 to 2005; Executive Vice President and portfolio manager for Janus Capital Management in 2003; Managing Director and head of High Yield Trading at BlackRock Financial Management from 1998-2003.
	Timothy J. Settel	March 2006	Co-portfolio manager of the fund; employee of SaBAM since 2006 and research analyst at Western Asset since 2001.
	Ian R. Edmonds	March 2006	Co-portfolio manager of the fund; employee of SaBAM since 2006 and research analyst at Western Asset since 1994.

Money Market Fund	Kevin Kennedy	November 2001	Portfolio manager of fund; joined the manager or its affiliates or their predecessor firms in 1993.

More information about the portfolio manager’s compensation, other accounts managed, and each portfolio manager’s ownership of securities in each fund is included in the statement of additional information.

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Management fees

As of December 31, 2005, SaBAM managed approximately $88 billion of assets.

Actual management fee paid during the most recent fiscal year as a percentage of average daily net assets after accounting for voluntary expense limitations, and/or reimbursements, if applicable
Emerging Markets Debt Fund	0.45%

High Yield Bond Fund	0.34%

Money Market Fund	0.00%

A discussion regarding the basis for the Board of Directors’ approval of a fund’s management agreement is available in that fund’s Annual Report for the most recently completed fiscal year.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be

20         Salomon Brothers Funds

distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

The funds are not included in the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore have not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Distributors

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the manager, and CGM, a registered broker-dealer, serve as the funds’ distributors.

The distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the funds’ distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial consultant for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent” or “PFPC”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the funds’ transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distribution payable by the funds.

Institutional Investment Series         21

Buying shares

Initial investment minimums

Emerging Markets Debt Fund	High Yield Bond Fund*	Money Market Fund
$1,000,000	$1,000,000	$250,000

*	Initial investment minimum may be waived if the fund’s distributors determine that the likelihood of an investor subsequently reaching the stated investment minimum within a reasonable period of time is high and the waiver would be in the best interest of the fund.

Subsequent investment minimums

There is no subsequent investment minimum for any fund.

Buying shares by mail

■ For initial purchases of each fund’s shares, complete the appropriate application and send it with your check to PFPC, the fund’s transfer agent.

■ Send the completed purchase application along with a check to:

Initial purchases

Salomon Brothers Institutional Investment Series
(specify fund)

c/o PFPC Inc.

P.O Box 9699

Providence, RI 02940-9699

■ Purchases (initial or subsequent) may not be made by third party check.

■ Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.

■ Send checks for subsequent purchases by mail directly to the transfer agent.

Subsequent purchases	■ Be sure to include your fund and account number on checks for subsequent investments.

Buying shares by wire	Call the transfer agent at (800) 446-1013 to tell them about your incoming wire transfer. You should instruct your bank to transmit your purchase in federal funds to:
Initial and subsequent purchases	PNC Bank Pittsburgh, PA ABA No: 031000053 Account Number: 8606904975 Attn: [Name of Fund] Class of Shares: Name of Account: Account Number (as assigned):

22         Salomon Brothers Funds

Emerging Markets Debt Fund and High Yield Bond Fund	Purchase is Effective
Payment wired in federal funds or check received	If order and federal funds or check are received by the agent before the close of the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time):	On that day
	If order and federal funds or check are received by the transfer agent after the close of NYSE:	On the next business day

Money Market Fund	Purchase is Effective		Dividends Begin
Payment wired in federal funds or check received	If order and federal funds or check is received by the fund or its agent before noon, Eastern time:	At noon, Eastern time, on that day	On that day
	If order and federal funds or check is received by the fund or its agent after noon, Eastern time:	At noon, Eastern time, on the business day following receipt	On the next business day

Institutional Investment Series         23

Exchanging and redeeming shares

Exchange privilege

To learn more about the exchange privilege contact the transfer agent or consult the statement of additional information.

You should contact the transfer agent to exchange into other eligible mutual funds in Salomon Brothers Institutional Investment Series. An exchange is a taxable transaction, although no gain or loss is generally realized upon an exchange at net asset value out of Money Market Fund.

■ You may exchange shares only for shares of another fund in Salomon Brothers Institutional Investment Series.

■ You must meet the minimum investment amount for each fund.

■ Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Redemptions by mail

Generally, a properly completed written request for redemption with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

You may redeem some or all of your shares by sending a written request in proper form to:

Salomon Brothers Institutional Investment Series
(specify fund)

c/o PFPC Inc.

P.O Box 9699

Providence, RI 02940-9699

The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.

■ Name of the fund

■ Account number

■ Dollar amount or number of shares being redeemed

■ Signature of each owner exactly as account is registered

■ Other documentation required by PFPC

To be in good order, your request must also include a signature guarantee if you are redeeming over $50,000 or instruct that the proceeds be sent to an address other than the address of record. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

Redemptions by fax	You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to PFPC at (508) 599-1782. If fax redemptions are not available for any reason, you may use the funds’ redemption by mail procedure described above.

24         Salomon Brothers Funds

Redemptions by telephone

You may redeem shares by telephone. The proceeds can be sent by check to your address of record or by wire transfer to a bank account designated in your application. In addition, you may be asked to provide proper identification information. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. If telephone redemptions are not available for any reason, you may use the fund’s redemption by mail procedure described above.

Redemption payments

Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers.

If shares of Money Market Fund are redeemed before noon, Eastern time, you will not receive that day’s dividends. You will receive that day’s dividends if you redeem after noon, Eastern time.

Institutional Investment Series         25

Share transactions

Small account balances/Mandatory redemptions

If your account falls below $10,000 because of a redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $10,000 after 30 days, the fund may close your account and send you the redemption proceeds. The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Share certificates

The funds do not issue share certificates.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund (the “Board”) has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account.

Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

26         Salomon Brothers Funds

The policies and procedures apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Directors of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance.

Institutional Investment Series         27

Share price

The Boards of Directors of the funds have approved procedures to be used to value the funds’ securities for the purposes of determining a fund’s net asset value. The valuation of the securities of each fund is determined in good faith by or under the direction of the Board of Directors. The Boards of Directors have delegated certain valuation functions for the funds to the managers. The same set of procedures is used to value the securities of all of the funds described in this prospectus, except for the money market funds, which have their own procedures. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular fund.

Each fund other than the Money Market Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. A fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by a fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. A fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before such fund prices its shares. A fund that holds foreign equity securities uses a fair value model developed by an independent third party pricing service to price those on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be

28         Salomon Brothers Funds

no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its net asset value.

Money Market Fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares of a fund (other than a money market fund) at that day’s price, you must place your order with the fund or its agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Orders for money market funds must be received by 12:00 p.m., Eastern time.

It is the responsibility of members of the funds’ selling group to transmit all orders to buy, exchange or redeem shares to the funds’ transfer agent on a timely basis.

Rights of the funds

Each fund has the right to:

■	Suspend the offering of shares.
■	Waive or change minimum and additional investment amounts.
■	Reject any purchase or exchange order.
■	Change, revoke or suspend the exchange privilege.
■	Suspend telephone transactions.
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Redemptions in kind

Each fund may make payment for shares wholly or in part by distributing portfolio securities to the shareholder. The redeeming shareholder must pay transaction costs to sell these securities.

Institutional Investment Series         29

Dividends, distributions and taxes

Dividends and distributions

Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Emerging Markets Debt	Annually	Annually	Income

High Yield Bond	Annually	Annually	Income

Money Market	Declared Daily/Distributed Monthly	Annually	Income

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Money Market Fund anticipates that it will normally not earn or distribute any long-term capital gains. Capital gain dividends and ordinary income dividends (which include short-term capital gains) are reinvested in additional fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

Taxes

In general, redeeming and exchanging shares (except Money Market Fund shares) and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss (except no gain or loss for Money Market Fund); long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Short-term capital gain distributions	Ordinary income

Dividends	Ordinary income or qualified dividend income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

For taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by a fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to long-term capital gain. The funds do not expect a significant portion of fund distributions to be derived from qualified dividend income.

30         Salomon Brothers Funds

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and, except for Money Market Fund, any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on a portion of your distributions, dividends and, except for Money Market Fund, redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

Institutional Investment Series         31

Financial highlights

The financial highlights tables are intended to help you understand the performance of each share for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the year ended February 28, 2006, with respect to the Emerging Markets Debt Fund and the High Yield Bond Fund, and December 31, 2005, with respect to the Money Market Fund, in the following tables has been derived from each fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to February 28, 2005 or December 31, 2004, as the case may be, in the following table were audited by an other independent registered public accounting firm.

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Emerging Markets Debt Fund	2006	2005(1)	2004(1)(2)	2003(1)	2002(1)
Net asset value, beginning of year	$6.58	$6.27	$6.61	$6.71	$6.39

Income from operations:
Net investment income	0.42	0.45	0.56	0.65	0.69 (3)
Net realized and unrealized gain	0.51	0.47	1.02	0.10	0.20 (3)

Total income from operations	0.93	0.92	1.58	0.75	0.89

Less distributions from:
Net investment income	(0.48)	(0.36)	(0.75)	(0.85)	(0.57)
Net realized gains	(0.64)	(0.25)	(1.17)	—	—

Total distributions	(1.12)	(0.61)	(1.92)	(0.85)	(0.57)

Net asset value, end of year	$6.39	$6.58	$6.27	$6.61	$6.71

Total return(4)	14.95%	14.89%	24.92%	12.10%	14.50%

Net assets, end of year (000s)	$96,630	$72,788	$40,829	$56,105	$105,691

Ratios to average net assets:
Gross expenses	1.01%	1.04%	1.13%	0.95%	0.92%
Net expenses(5)(6)	0.75	0.75	0.75	0.75	0.75
Net investment income	6.27	6.95	8.07	10.10	10.64 (3)

Portfolio turnover rate	104%	157%	134%	178%	186%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75%.
(6)	The investment manager voluntarily waived a portion of its fees. This waiver may be reduced or terminated at any time.

32         Salomon Brothers Funds

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

High Yield Bond Fund(1)	2006	2005	2004(2)	2003	2002
Net asset value, beginning of year	$7.18	$6.95	$6.21	$6.10	$6.44

Income (loss) from operations:
Net investment income	0.51	0.53	0.57	0.57	0.59
Net realized and unrealized gain (loss)	(0.26)	0.23	0.85	0.06	(0.46)

Total income from operations	0.25	0.76	1.42	0.63	0.13

Less distributions from:
Net investment income	(0.46)	(0.53)	(0.68)	(0.52)	(0.47)

Total distributions	(0.46)	(0.53)	(0.68)	(0.52)	(0.47)

Net asset value, end of year	$6.97	$7.18	$6.95	$6.21	$6.10

Total return(3)	3.68%	10.95%	23.37%	10.52%	2.14%

Net assets, end of year (000s)	$195,384	$143,430	$119,322	$92,541	$66,330

Ratios to average net assets:
Gross expenses	0.72%	0.72%	0.79%	0.75%	0.74%
Net expenses(4)(5)	0.55	0.55	0.55	0.55	0.55
Net investment income	7.15	7.52	8.38	9.15	9.09

Portfolio turnover rate	28%	39%	79%	45%	59%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.55%.
(5)	The investment manager voluntarily waived a portion of its fees. This waiver may be reduced or terminated at any time.

Institutional Investment Series         33

For a share of capital stock outstanding throughout each year ended December 31:

Money Market Fund	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.031	0.013	0.011	0.018	0.041
Dividends from net investment income	(0.031)	(0.013)	(0.011)	(0.018)	(0.041)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return(1)	3.17%	1.26%	1.08%	1.82%	4.14%

Net assets, end of year (000s)	$44,134	$30,326	$31,227	$97,218	$116,917

Ratios to average net assets
Gross expenses	0.68%	0.56%	0.41%	0.37%	0.33%
Net expenses(2)(3)	0.18	0.18	0.18	0.18	0.18
Net investment income	3.13	1.24	1.11	1.80	4.08

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.18%.
(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Such waiver and expense reimbursements are voluntary and may be reduced or terminated at any time.

34         Salomon Brothers Funds

(Investment Company Act file no. 811-06088)

SAM 0870 05/06

Emerging Markets Debt Fund

High Yield Bond Fund

Money Market Fund

Additional Information about the funds

The funds’ website does not make available the funds’ statement of additional information and shareholder reports because the website is not currently set up to do so.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

How to obtain additional information.

You can make inquiries about a fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management Inc at 1-800-Salomon or writing the funds at 125 Broad Street, New York, NY 10004, visiting Legg Mason Partners’ website at http://www.leggmason.com/InvestorServices (except for the Money Market Fund) or calling your financial consultant.

You can also review and copy the funds’ shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Securities and Exchange Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

File under Rule 497(c)
File Nos. 333-00305 and 811-06088

May 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

125 BROAD STREET

NEW YORK, NEW YORK 10004

800-725-6666

Salomon Brothers Institutional Investment Series consists of:

Salomon Brothers Institutional Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”);

Salomon Brothers Institutional High Yield Bond Fund (the “High Yield Bond Fund”); and

Salomon Brothers Institutional Money Market Fund (the “Money Market Fund”) (each, a “fund” and collectively, the “funds”).

Each of the Emerging Markets Debt Fund and the High Yield Bond Fund is an investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end management investment company incorporated in Maryland. The Money Market Fund is an investment portfolio of Salomon Brothers Series Funds Inc, an open-end management investment company incorporated in Maryland. Each of Salomon Brothers Institutional Series Funds Inc and Salomon Brothers Series Funds Inc is referred to as a “Company” herein.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the funds’ current Prospectus dated May 1, 2006, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number, listed above or by visiting Legg Mason Partners’ website at http://www.leggmason.com/InvestorServices (except for the Money Market Fund which does not have a website).

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the funds’ investment objectives and strategies they employ to achieve those objectives. Each of the funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end investment company incorporated in Maryland on January 19, 1996 (“Institutional Series Funds”). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc, an open-end investment company incorporated in Maryland on April 17, 1990 (“Series Funds”). The Emerging Markets Debt Fund is a non-diversified portfolio and the other funds are diversified portfolios. Institutional Series Funds and Series Funds are, individually a “Company,” and collectively, the “Companies.” The discussion below supplements the information set forth in the Prospectus under “Fund goals, strategies and risks.” References herein to the investment manager mean Salomon Brothers Asset Management Inc (“SaBAM” or the “investment manager”). SaBAM also provides administrative services for the funds.

Emerging Markets Debt Fund

General. The Emerging Markets Debt Fund’s investment objective is to maximize total return. The fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. If the fund were to change its investment policy as to investing in 80% of its assets in debt securities of government, government-related, corporate issuers in emerging market countries and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change. An “emerging market country” is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

In selecting emerging market country debt securities for investment, SaBAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the fund expects to expand and further diversify the emerging market countries in which it invests. While the fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the fund’s assets will be invested in issuers in at least three emerging market countries.

Emerging Market Countries. Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the following emerging market countries:

Algeria	Greece	Moldova	South Africa
Argentina	Hong Kong	Morocco	Taiwan
Azerbaijan	Hungary	Nicaragua	Thailand
Brazil	India	Nigeria	Trinidad & Tobago
Bulgaria	Indonesia	Pakistan	Tunisia
Chile	Israel	Panama	Turkey
China	Ivory Coast	Paraguay	Turkmenistan
Colombia	Jamaica	Peru	Ukraine
Costa Rica	Jordan	Philippines	Uruguay
Croatia	Kazakhstan	Poland	Uzbekistan
Czech Republic	Kenya	Portugal	Venezuela
Dominican Republic	Korea	Romania	Vietnam
Ecuador	Latvia	Saudi Arabia	Yugoslavia
Egypt	Lebanon	Singapore	Zaire
Estonia	Lithuania	Slovakia	Zimbabwe
Ghana	Malaysia	Slovenia

Emerging Market Country Debt Securities. Emerging market country debt securities in which Emerging Markets Debt Fund may invest are U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. There is no limit on the percentage of the fund’s assets that may be invested in non-U.S. dollar denominated securities and a substantial portion of the fund’s assets may be invested in non-U.S. dollar denominated securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The fund may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The fund’s investments in government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act of 1940 (the “1940 Act”). As a result, the fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. In addition to the risks of investing in emerging market country debt securities, the fund’s investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.

Emerging Markets Debt Fund’s investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies organized under the laws of an emerging market country.

Equity Investments. Emerging Markets Debt Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the fund’s objective. The fund will generally, but not exclusively, hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, Emerging Markets Debt Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated “Prime-1” or “A” or better by Moody’s

Investors Service (“Moody’s”) or “A-1” or “A” or better by Standard & Poor’s Rating Agency (“S&P”) or, if unrated, of comparable quality as determined by SaBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (4) repurchase agreements (as discussed below) with respect to securities in which the fund may invest.

High Yield Bond Fund

General. High Yield Bond Fund’s investment objective is to maximize total return. The fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock). The lower-rated bonds in which the fund will invest are commonly referred to as “junk bonds.” If the fund were to change its investment policy as to investing in 80% of its assets in high yield fixed-income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

The debt obligations in which the fund will invest generally will be rated, at the time of investment, “Ba” or “B” or lower by Moody’s or “BB” or “B” or lower by S&P, or determined by SaBAM to be of comparable quality. Debt securities rated by Moody’s, S&P or Fitch Rating Agency (“Fitch”) need only satisfy the foregoing ratings standards with respect to either the Moody’s, the S&P or the Fitch rating. The fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as “C” by Moody’s or “D” by S&P or may be considered comparable to securities having such ratings. An investment in High Yield Bond Fund should not be considered as a complete investment program.

High Yield Bond Fund will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the fund’s portfolio from time to time, depending on SaBAM’s assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

Foreign Securities. High Yield Bond Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the fund’s investments in such securities.

Equity Investments. High Yield Bond Fund may invest up to 10% of its total assets in either: (1) equipment lease certificates, equipment trust certificates and conditional sales contracts; or (2) limited partnership interests. The fund may invest up to 100% of its total assets in preferred stock. The fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, the fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated “Prime-1” or “A” or better by Moody’s or “A-1” or “A” or better by S&P or, if unrated, of comparable quality as determined by SaBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks; and (4) repurchase agreements.

Money Market Fund

General. Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The fund will limit its portfolio investments to securities that are determined by SaBAM to present minimal credit risks pursuant to guidelines established by the fund’s Board of Directors and which are “Eligible Securities” at the time of acquisition by the fund. The term “Eligible Securities” includes: (i) securities rated in one of the two highest short-term rating categories by: (a) any two nationally recognized statistical rating organizations (“NRSROs”) that have issued a rating with respect to a security or class of debt obligations of an issuer; or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security (together, “Requisite NRSROs”), (ii) securities of issuers that have received such ratings with respect to other short-term debt securities comparable in priority and security and (iii) comparable unrated securities. The fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second Tier Securities”) and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

Money Market Fund may also invest in the following types of securities:

Repurchase Agreements	Floating and Variable Rate Securities
U.S. Government Securities	Variable Amount Master Demand Notes
Bank Obligations	Asset-Backed Securities
Corporate Debt	Municipal Obligations

ADDITIONAL INVESTMENT ACTIVITIES

FIXED INCOME SECURITIES

Asset-Backed Securities (each fund)

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Bank Obligations (each fund)

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.

Brady Bonds (Emerging Markets Debt Fund and High Yield Bond Fund)

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Firm Commitments and When-Issued Securities (each fund)

A fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated

price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments (each fund)

Emerging Markets Debt Fund and High Yield Bond Fund may each invest in floating and variable rate obligations. Money Market Fund may invest in floating and variable rate instruments with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SaBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Demand Instruments. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as “not readily marketable” and therefore illiquid.

A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund’s custodian.

Loan Participations and Assignments (Emerging Markets Debt Fund and High Yield Bond Fund)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities. Loan participations typically will result in a fund having a contractual relationship only with the lender who sold the participation, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SaBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Municipal Obligations (Money Market Fund)

Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the fund may invest. Municipal obligations are debt securities, the interest from which is, in the opinion of bond counsel to their issuer, excluded from gross income for regular Federal income tax purposes. Municipal obligations include “public purpose” obligations, which generate interest that is exempt from regular Federal income tax and for individual taxpayers, is not subject to the alternative minimum tax. Municipal obligations also include qualified “private activity bonds” which generate interest that is exempt from regular Federal income tax but that is subject to the alternative minimum tax. Variations exist in the security of municipal obligations, both within a particular classification and between classifications.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A) (each fund)

Emerging Markets Debt Fund and High Yield Bond Fund may each purchase certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to “qualified institutional buyers”.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the “SEC”) stated that the ultimate responsibility for liquidity determinations is that of an investment company’s board of directors. However, the SEC stated that the Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains sufficient oversight. The Board of Directors of Institutional Series Funds and Series Funds have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a fund’s limitation on investment in illiquid securities. Pursuant to those policies and procedures, each fund’s Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each fund’s Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

Structured Investments (Emerging Markets Debt Fund)

Included among the issuers of emerging market country debt securities in which Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds, and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the fund’s purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the fund’s assets that may be used for borrowing. See “Risk Factors.”

1940 Act Limitations. Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the fund’s investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

U.S. Government Securities (each fund)

Money Market Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The fund will invest in such obligations only where SaBAM is satisfied that the credit risk with respect to the issuer is minimal.

Variable Amount Master Demand Notes (Money Market Fund)

A variable amount master demand note (which is a type of commercial paper) differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

Zero Coupon Securities, Pay-in-Kind (PIK) Bonds and Deferred Payment Securities (Emerging Markets Debt Fund and High Yield Bond Fund)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

EQUITY INVESTMENTS

Common Stock (Emerging Markets Debt Fund and High Yield Bond Fund)

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Derivatives (Emerging Markets Debt Fund and High Yield Bond Fund)

A fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. “Derivatives,” as used in the Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund’s income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund’s portfolio securities.

Subject to the constraints described above, a fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent SaBAM determines that they are consistent with the applicable fund’s investment objective and policies and applicable regulatory requirements. A fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

A fund’s ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission (“CFTC”) thereunder and the federal income tax requirements applicable to regulated investment companies.

Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund’s securities. In addition, the value of a fund’s long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. In order to hedge against adverse market shifts or to increase income or gain, the funds may purchase put and call options or write (sell) “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write “covered” put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund’s income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund’s investment objective and the restrictions set forth herein.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund’s obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund’s position in such put option or futures contract.

(b) Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Forward Currency Exchange Contracts.”

(c) Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Emerging Markets Debt Fund and High Yield Debt Fund may each enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund’s custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy.

The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund’s obligations with respect to the caps, floors or collars.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund’s accrued obligations under the agreement.

Credit Default Swaps. A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Indexed Securities. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.” A fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund’s portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors associated with derivatives.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s investment objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid securities equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid securities equal to the amount of the fund’s obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Investment Companies (each fund)

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, a fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund’s total assets may be invested in the securities of any one investment company and a fund may not purchase more than 3% of the outstanding voting stock of such investment company. The Money Market Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks. To the extent a fund invests in other investment funds, the fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

Preferred Stock (Emerging Markets Debt Fund and High Yield Bond Fund)

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants (Emerging Markets Debt Fund and High Yield Bond Fund)

Emerging Markets Debt Fund and High Yield Bond Fund may each invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER PRACTICES

Loans of Portfolio Securities (Emerging Markets Debt Fund and High Yield Bond Fund)

Emerging Markets Debt Fund and High Yield Bond Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of portfolio securities by a fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a fund receives securities as collateral, the fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund or the borrower at any time. A fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the investment manager to be of good standing and will not be made unless, in the judgment of the investment manager the consideration to be earned from such loans would justify the risk.

Repurchase Agreements (each fund)

Each fund may enter into repurchase agreements for cash management purposes. Money Market Fund may also enter into repurchase agreements with terms less than 397 days. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the investment manager’s determination based on guidelines established by each fund’s Board of Directors, are deemed creditworthy. The investment manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the funds.

Reverse Repurchase Agreements (High Yield Bond Fund and Emerging Markets Debt Fund)

High Yield Bond Fund and Emerging Markets Debt Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.

RISK FACTORS

Asset-Backed Securities (each fund)

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of the market cycle has not been tested.

Bank Obligations (each fund)

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing (each fund)

Each of the funds may borrow in certain limited circumstances. See “Investment Limitations.” Borrowing creates an opportunity for increased return but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. Although the principal of any borrowing will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SaBAM’s strategy or the ability of the fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-through tax treatment to shareholders. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund’s shares by increasing the fund’s interest expense.

Brady Bonds (Emerging Markets Debt Fund and High Yield Bond Fund)

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Derivatives (Emerging Markets Debt Fund and High Yield Bond Fund)

General. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a fund’s use of derivatives may be limited by certain provisions of the Code. See “Taxes.”

Currency Transactions. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund could create the possibility that losses on the derivative will be greater than gains in the value of the fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A fund might not be able to close out certain positions without incurring substantial losses. To the extent a fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. Use of put and call options could result in losses to a fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Interest Rate and Equity Swaps and Related Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund’s ability to terminate the transactions at times when SaBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund’s ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund’s risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Indexed Securities. Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Fixed-Income Securities (Emerging Markets Debt Fund and High Yield Bond Fund)

Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Emerging Markets Debt Fund and High Yield Bond Fund will invest primarily in fixed-income securities, the net asset value of these funds’ shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

Foreign Securities (each fund)

General. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a fund, as well as the value of securities in the fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income which may reduce the net return on foreign investments as compared to income received from a

U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign Subcustodians. Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in foreign countries may not be eligible sub-custodians for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Rating. The securities in which Emerging Markets Debt Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization and generally the fund’s investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in Emerging Markets Debt Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in foreign securities may have adverse tax implications as described under “Taxes.”

In light of the risks associated with high yield corporate and sovereign debt securities, SaBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. SaBAM will also review the ratings, if any, assigned to the security by any recognized rating organizations, although SaBAM’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SaBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for Emerging Markets Debt Fund, SaBAM intends to consider the correlation among securities represented in the fund’s portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The fund’s ability to achieve its investment objective may be more dependent on SaBAM’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

High Yield Corporate Securities (Emerging Markets Debt Fund and High Yield Bond Fund)

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield corporate securities in which a fund may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities (Emerging Markets Debt Fund and High Yield Bond Fund)

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose a fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

High Yield Securities (Emerging Markets Debt Fund and High Yield Bond Fund)

High Yield Bond Fund and Emerging Markets Debt Fund may invest without limitation in high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

Loan Participations and Assignments (Emerging Markets Debt Fund and High Yield Bond Fund)

A fund may have difficulty disposing of assignments and loan participations. In certain cases the market for such instruments is not highly liquid, and therefore the funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors of Institutional Series Funds (the “Board of Directors” or the “Board”) has adopted policies and procedures for High Yield Bond Fund and Emerging Markets Debt Fund to determine whether assignments and loan participations purchased by such funds are liquid or illiquid for purposes of a fund’s limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to SaBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of assignments and loan participations. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate, period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

To the extent that liquid assignments and loan participations that a fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. SaBAM, under the supervision of the Board of Directors, monitors fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities (Emerging Markets Debt Fund and High Yield Bond Fund)

In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation.

Non-Diversification (Emerging Markets Debt Fund)

Emerging Markets Debt Fund is classified as a “non-diversified” fund under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

Restricted Securities and Securities with Limited Trading Markets (each fund)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to acquire substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the fund’s applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a fund’s portfolio. SaBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities. The Board of Directors periodically reviews the funds’ purchases and sales of such Rule 144A securities.

Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities (Emerging Markets Debt Fund and High Yield Bond Fund)

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a fund’s 15% limitation on investments in illiquid securities discussed below.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INVESTMENT LIMITATIONS

Except for: (i) the investment limitations set forth below which are indicated as fundamental policies; and (ii) each fund’s investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and the Prospectus are not fundamental policies of the funds and may be changed by vote of each Company’s Board of Directors without shareholder approval. The investment restrictions which are fundamental policies may be changed only when approved by the holders of a majority of a fund’s outstanding voting securities, which, as defined by the 1940 Act, means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

If a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage ownership resulting from changing market values or similar type of event will not be considered a violation of such restriction.

Money Market Fund

Money Market Fund may not:

(1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation;

(2) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;

(3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

(4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

(5) invest more than 10% of the value of its net assets in securities which are illiquid;

(6) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the fund’s shareholders), provided that the fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the fund does not: (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

(8) sell securities short;

(9) purchase or sell commodities or commodity contracts, including futures contracts;

(10) invest for the purpose of exercising control over management of any company;

(11) make loans, except that the fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and (b) enter into repurchase agreements with respect to portfolio securities;

(12) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the fund’s investment program may be deemed to be an underwriting;

(13) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);

(14) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

(15) purchase warrants; or

(16) issue senior securities except as permitted by the 1940 Act.

Each of the above restrictions is a fundamental policy of Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

With respect to investment limitation (1), the fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the fund’s total assets at the time of purchase, provided that the fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days provided such issuer meets certain credit quality requirements of the 1940 Act.

Emerging Markets Debt Fund and High Yield Bond Fund

The High Yield Bond Fund and Emerging Markets Debt Fund may not:

(1) With respect to High Yield Bond Fund only, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

(2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (neither fund will purchase additional securities at any time its borrowings exceed 5% of total assets); or

(3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund).

(4) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund’s investment program may be deemed to be an underwriting;

(5) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

(6) purchase or sell commodities or commodity contracts except that a fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in the Prospectus and this SAI;

(7) make loans, except that: (a) a fund may purchase and hold debt securities in accordance with its investment objective and policies; (b) a fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies; (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities; and (d) delays in the settlement of securities transactions will not be considered loans;

(8) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

(9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

(10) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

(11) purchase or retain any securities of an issuer if one or more persons affiliated with a fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

(12) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

(13) with respect to the High Yield Bond Fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

(14) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

(15) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

(16) invest in warrants (other than warrants acquired by a fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund’s net assets or if, as a result, more than 2% of the fund’s net assets would be invested in warrants that are not listed on AMEX or NYSE; or

(17) issue senior securities except as permitted by the 1940 Act.

Investment restrictions (1) through (9) described above are fundamental policies and restrictions (10) through (17) are non-fundamental policies of Emerging Market Debt Fund and High Yield Bond Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an “issuer.”

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent either fund assumes a defensive position, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund’s portfolio turnover rate may vary from year to year, as well as within a year. A fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See “Portfolio Transactions” in this SAI. See the table under “Financial Highlights” in the Prospectus for the funds’ portfolio turnover rates.

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the investment manager deem it advisable to purchase or sell securities.

With respect to Money Market Fund, SaBAM seeks to enhance the fund’s yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SaBAM’s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SaBAM will consider such an event in determining whether the fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the fund in the form of dealer spreads. See “Portfolio Transactions.”

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures developed by CAM1, with respect to the disclosure of each fund’s portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interest of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of SaBAM, the fund’s distributors or their affiliates, be addressed in a manner that places the interest of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 calendar days old following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by any fund that has not been fully reflected by the market.

Under the policy, each fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to CAM or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

[1]	Citigroup Asset Management (“CAM”) comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the fund, as defined in the 1940 Act, or the manager (“Independent Directors”), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, and either the party receiving the information must be under a duty of confidentiality, or the fund must have a legitimate business purpose for the release of the information, the release of the non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of each fund’s Chief Compliance Officer or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

None of the funds currently post their portfolio holdings on a website, or otherwise disclose its portfolio holdings, other than in required regulatory filings and reports, but may in the future do so.

Set forth below are charts showing those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 26, 2006, each of the funds described in this SAI releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after Quarter End
Lipper	Quarterly	25 days after Quarter End
S&P	Quarterly*	25 days after Quarter End*
Morningstar	Quarterly	25 days after Quarter End
Vestek	Daily	None
Factset	Daily	None

*  For Salomon Brothers Institutional Money Market Fund, the frequency of the release to this recipient is weekly and there is no delay in the release of the information.

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Moody’s*	Weekly	None
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools.	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
The Bank of New York	Daily	None

*	For Salomon Brothers Institutional Money Market Fund only.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by each fund’s Board of Directors from time to time, the investment manager is primarily responsible for each fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to its management agreement, the investment manager is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the investment manager in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the investment manager’s monitoring of its portfolio transactions for compliance with its policies, the investment manager utilizes both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the investment manager or its affiliates exercise investment discretion. The investment manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the investment manager and its affiliates have with respect to accounts over which they exercise investment discretion. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. Each fund’s Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (“CGM”) is no longer an affiliated person of the funds under the 1940 Act. As a result, each fund will be permitted to execute portfolio transactions with CGM or an affiliate of CGM as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

As of December 1, 2005, Legg Mason Investor Services, LLC (“LMIS”) became an affiliated person of the Funds under the 1940 Act. For the period December 1, 2005 through December 31, 2005, the Funds did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the investment manager’s other clients. Investment decisions for each fund and for the investment manager’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

During the fiscal year ended December 31, 2005, the Money Market Fund purchased securities issued by the following regular broker-dealers of the fund, which had the following values as of December 31, 2005.

Fund	Broker-Dealer	Value of Securities as of December 31, 2005
Money Market Fund	Credit Suisse First Boston Corp.	$700,000
	Deutsche Bank Securities, Inc.	$750,017
	Bank of America Corp.	$1,245,650
	UBS Securities LLC	$1,499,965

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General. PFPC Inc. (“PFPC”), the funds’ transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of fund distributions.

PFPC will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Purchase of Shares

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of fund shares. Under certain circumstances, certain broker-dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial investment in the Money Market Fund is $250,000 and the minimum investment in the other funds is $1,000,000. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the funds’ transfer agent and dividend disbursing agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the fund’s account number on the check. Purchases of fund shares (initial or subsequent) may not be made by third party check.

Shares of each fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any fund other than the Money Market Fund to become effective on a particular business day, prior to 4:00 p.m. (New York time): (i) in the case of a wire transfer payment, a purchaser must call (800) 446-1013 to inform the transfer agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the transfer agent, and, in either case, federal funds must be received by the transfer agent, on behalf of the fund. If federal funds are received by the transfer agent that same day, the order will be effective on that day. If a fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by the transfer agent, such purchase order shall be executed as of the date that federal funds are actually received.

Purchase orders for shares of the Money Market Fund placed by 12:00 noon (New York time) on any business day will be executed and begin to earn dividends that same day if payment is received in or converted into federal funds by 12:00 noon (New York time) that day. Purchase orders received after 12:00 noon (New York time) or for which payment is received in or converted into federal funds after 12:00 noon (New York time) will be executed and begin to earn dividends on the following business day.

Payment in Securities. In addition to cash, the funds may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. A fund will value accepted securities in the same manner as it values its portfolio securities in determining a fund’s share price. A fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

The price of the funds shares and the valuation of fund assets are discussed in “Net Asset Value.”

Redemption of Shares

If the Board of Directors of Institutional Series Funds or Series Funds determines that it is in the best interests of the remaining shareholders of a fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Directors may deem fair and equitable. However, each fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each fund will redeem all full and fractional shares of the fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

For the convenience of shareholders, each fund has established different redemption procedures. No redemption requests will be processed until the fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 10 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The transfer agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the transfer agent.

In certain instances, the transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide PFPC with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the transfer agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the transfer agent at (800) 446-1013. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the transfer agent. Each fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the funds. Neither the funds nor the transfer agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each fund and/or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each fund may require personal identification codes.

Small Accounts. Each fund reserves the right, upon not less than 30 days’ written notice, to redeem shares in an account which has a value of $10,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Exchange of Shares

Shareholders may exchange all or part of their shares for shares of other funds in the Salomon Brothers Institutional Investment Series. The value of the shares exchanged must meet the investment minimum of the fund into which the investor is exchanging.

Each fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a fund. None of the funds, the transfer agent nor the funds’ distributors will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The funds, the transfer agent and the funds’ distributors may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds, the transfer agent and the funds’ distributors may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a fund to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and depending on circumstances, a short or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent Purchases and Sales of Fund Shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed. Call or write the applicable fund for further details.

DIRECTORS AND OFFICERS

The business and affairs of each fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a fund and the persons or companies that furnish services to the fund, including agreements with its distributors, investment manager, custodian and transfer agent. The day-to-day operations of the fund are delegated to the fund’s investment manager.

The name, address, age, principal occupations for the past five years of the Directors and officers of the Institutional Series Funds and the Series Funds are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Director. An asterisk (*) in any of the tables below identifies the Directors and officers who are “interested persons” as defined in the 1940 Act. Each Director and officer noted as an interested person is interested by virtue of that individual’s position with the investment manager or its affiliates (including CAM North America LLC and Western Asset Management Company). The address of each Director and officer, unless otherwise indicated, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Carol L. Colman Birth year: 1946	Director	Since 1996	President, Colman Consulting Co.	37	None

Daniel P. Cronin Birth year: 1946	Director	Since 1996	Retired; formerly, Associate General Counsel, Pfizer, Inc.	34	None

Leslie H. Gelb Birth year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director, Britannica.com; Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone”)

William R. Hutchinson Birth year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (Consultants) (since 2001); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Riordan Roett Birth year: 1938	Director	Since 2002	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Jeswald W. Salacuse Birth year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law, and formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone
INTERESTED DIRECTORS

R. Jay Gerken, CFA* Birth year: 1951	Chairman, Chief Executive Officer, and President	Since 2002	Managing Director of Legg Mason & Co., LLC; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with the investment manager or its affiliates; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005); Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2001); Chairman of the Board, Trustee or Director of 169 funds associated with the investment manager or its affiliates	169	Trustee of 11 Consulting Group Capital Markets Funds
OFFICERS

Robert E. Amodeo* Birth year: 1964	Executive Vice President (Series Funds only)	Since 1992	Managing Director (since 2002) and Director (1999-2002) of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Charles K. Bardes* Birth year: 1959	Executive Vice President	Since 1998 (Series Funds only); Since 2003 (Institu- tional Funds only)	Vice President of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Ted P. Becker* Birth year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC or its predecessors (since 2005); Chief Compliance Officer with certain mutual funds associated with the investment manager or its affiliates (since 2006); Managing Director of Compliance at CAM (2002-2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Margaret Blaydes* Birth year: 1969	Executive Vice President	Since 2005 (Series Funds only)	Director of the investment manager or its affiliates (since 2005); formerly research analyst with Citigroup; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Kevin Caliendo* Birth year: 1970	Executive Vice President	Since 2005 (Series Funds only)	Director of the investment manager or its affiliates (since 2002); officer of certain mutual funds associated with the investment manager or its affiliates; Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager of SAC Capital Advisors, LLC (2001-2002)	N/A	N/A

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John Chiota* Birth year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co., LLC or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain funds associated with the investment manager or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Thomas A. Croak* Birth year: 1961	Executive Vice President	Since 1995 (Series Funds only); Since 2003 (Institu- tional Series Funds only)	Vice President of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Robert Feitler, Jr.* Birth year: 1950	Executive Vice President (Series Funds Only)	Since 2004	Director of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Robert I. Frenkel* 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary & Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Legg Mason & Co., LLC or its predecessors (since 2000); Officer of CAM (1994 to 2005); Secretary of CFM (1999 to 2004); Secretary of certain mutual funds associated with the investment manager or its affiliates; Chief Legal Officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Vincent Gao* Birth year: 1974	Executive Vice President (Series Funds only)	Since 2004	Director of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

John G. Goode* One Sansome Street, 36th Floor San Francisco, CA 94104 Birth year: 1944	Executive Vice President (Series Funds only)	Since 2002	Managing Director of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Frances M. Guggino* 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co., LLC or its predecessors; Treasurer and/or Controller of certain mutual funds associated with the investment manager or its affiliates (since 1991)	N/A	N/A

Peter J. Hable* One Sansome Street, 36th Floor San Francisco, CA 94104 Birth year: 1958	Executive Vice President (Series Funds only)	Since 2002	Managing Director of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Patrick Hughes* Birth Year: 1964	Executive Vice President	Since 2005 (Series Funds only)	Vice President of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Kevin Kennedy* Birth year: 1954	Executive Vice President	Since 1996	Managing Director of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Dmitry Khaykin* Birth Year: 1968	Executive Vice President	Since 2005 (Series Funds only)	Vice President of the investment manager or its affiliates (since 2003); officer of certain mutual funds associated with the investment manager or its affiliates; formerly a Research Analyst at Gabelli & Co., Inc.

Mark J. McAllister* Birth year: 1962	Executive Vice President (Series Funds only)	Since 2000	Managing Director of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Robert M. Nelson* 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1950	Assistant Secretary	Since 2003	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice-President of CAM (1996-2004); Assistant Secretary of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Maureen O’Callaghan* Birth Year: 1964	Executive Vice President	Since 1997 (Series Funds only)	Managing Director of the investment manager or its affiliates (Since 2001); Director and Vice President of SaBAM (prior to 2001); officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

William J. Renahan* Birth Year: 1969	Assistant Secretary	Since 2003	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice-President of CAM (1999-2004); Assistant Secretary of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Wendy Setnicka* 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1964	Controller	Since 2004	Vice President of Legg Mason & Co., LLC or its predecessors (since 2002); Assistant Vice President of CAM (1998-2002); officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

Andrew B. Shoup* 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1956	Chief Administrative Officer and Senior Vice President	Since 2003 (Series Funds only); Since 2004 (Institutional Funds only)	Director of Legg Mason & Co., LLC or its predecessors; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with the investment manager or its affiliates; Head of International Funds Administration of CAM (2001-2003); Director of Global Funds Administration of CAM (2000-2001); Head of Citibank U.S. Funds Administration (1998-2000)	N/A	N/A

George J. Williamson* Birth year: 1933	Executive Vice President	Since 1998 (Series Funds); Since 2003 (Institu-tional Series Funds)	Managing Director of the investment manager or its affiliates; officer of certain mutual funds associated with the investment manager or its affiliates	N/A	N/A

(1)	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company’s by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
(2)	A fund complex (“Fund Complex”) means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

For the calendar year ended December 31, 2005, the directors of the funds beneficially owned equity securities of the funds and of other investment companies overseen by the Directors within the same family of investment companies within the dollar ranges presented in the table below. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

Independent Directors	Dollar Range of Equity Securities in the Emerging Markets Debt Fund	Dollar Range of Equity Securities in the High Yield Bond Fund	Dollar Range of Equity Securities in the Money Market Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Carol L. Colman	none	none	none	Over $100,000
Daniel P. Cronin	none	none	none	Over $100,000
Leslie H. Gelb	none	none	none	$0
William R. Hutchinson	none	none	none	Over $100,000
Riordan Roett	none	none	none	$0
Jeswald W. Salacuse	none	none	none	$10,001–$50,000

Interested Director
R. Jay Gerken	none	none	none	Over $100,000

As of December 31, 2005, none of the Directors who are not “interested persons” of the fund, SaBAM or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards (“Independent Directors”), or his or her immediate family members, beneficially owned or held of record any securities in SaBAM, LMIS, CGM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SaBAM, LMIS or CGM.

The Board of each Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of each Company respectively, namely Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett.

In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, the qualifications and independence of the funds’ independent registered public accounting firm, and the funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Directors of the funds for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to SaBAM and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee of the Institutional Series Funds met six times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met once during each fund’s most recent fiscal year.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. None of the committees has specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund, as applicable.

The following table shows the compensation paid to each director during each Company’s last fiscal year. Mr. Gerken is not compensated for his service as Director because of his affiliation with SaBAM. No officer, director or employee of SaBAM or any of its affiliates receives any compensation from the Companies for serving as an officer or director of the Companies although they may be compensated for reasonable travel expenses for attending Board meetings.

Name of Person	Aggregate Compensation from Institutional Money Market FYE 12/31/05	Aggregate Compensation from Institutional High Yield Fund FYE 2/28/06	Aggregate Compensation from Institutional Emerging Mkt. Fund FYE 2/28/06	Compensation from Funds and Fund Complex Paid to Directors(1) FYE 2/28/06	Number of Portfolios for Which Director Serves Within Fund Complex
Carol L. Colman*	$988.44	$5,964.46	$5,256.70	$293,750	37
Daniel P. Cronin*	694.51	4,728.89	4,021.11	220,500	34
Leslie H. Gelb*	594.51	3,603.89	2,896.11	184,500	34
William R. Hutchinson*	669.51	5,276.25	4,487.75	279,000	44
Riordan Roett*	594.51	4,103.89	3,396.11	201,000	34
Jeswald W. Salacuse*	619.51	4,478.89	3,771.11	214,250	34

*	Designates member of Audit Committee.
(1)	In addition to the amounts set forth above, Messrs. Cronin, Gelb, Hutchinson, Roett and Salacuse and Ms. Colman received $95,500, $46,000, $163,450, $82,000, $86,500 and $171,750, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Funds. Those amounts were borne by SaBAM or Citigroup and not the funds.

Upon attaining the age of 75, Company Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for the lesser of five years or the number of years of service as an active Director, after which time a Director will be considered to have retired from the Board of Directors. Directors Emeritus are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During each Company’s last fiscal year, there was no compensation paid to Directors Emeritus.

Each Company pays each director who is not an interested person, as defined by the 1940 Act, of SaBAM or any of its affiliates, a fee of $2,000 per annum plus $750 for attendance at each in-person meeting of the Board and $500 for each telephonic meeting in which that Director participates. The Chair of the Audit Committee will receive an additional $5,000 per year. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

As of April 4, 2006, Directors and officers of each fund, individually and as a group, owned less than 1% of the outstanding shares of their respective funds.

As of April 4, 2006 to the knowledge of the funds and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned of record more than 5% of the outstanding shares of the funds with the exception of the following:

Fund	Name & Address on Account	% of Shares
Emerging Markets Debt Fund	University of Buffalo Foundation Inc. PO Box 900 Buffalo, NY 14226	34.8505

	Jupiter Co. c/o Investors Bank Trust PO Box 1930 Boston, MA 02117	30.0466

	McDermott c/o Mellon Bank PO Box 185 Pittsburgh, PA 15230	21.9820

	Charles Schwab & Co Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104	6.8418

High Yield Bond Fund	MLPFS for the sole benefit of its customers Attn: Fund Administrators 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	55.0998

	McDermott c/o Mellon Bank PO Box 185 Pittsburgh, PA 15230	11.7421

	State Street Corporation TTEE Southern California Edison 8631 Rush St. Rosemead, CA 91770-3738	9.5239

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Fund	Name & Address on Account	% of Shares

	MAC Co a/c # KSPF8036002 Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	8.1762

	University of Buffalo Foundation Inc. PO Box 900 Buffalo, NY 14226	7.2279

Money Market Fund	Saturn Co. c/o Investors Bank Trust Co. PO Box 9130 FPG90 Attn: Mutual Fund Processing Boston, MA 02117-9130	73.4367

	Citigroup Global Markets Inc. Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483	13.7454

INVESTMENT MANAGER

SaBAM serves as investment manager to each fund pursuant to an investment management agreement (each an “Investment Management Agreement”, collectively the “Investment Management Agreements”) with each fund that was approved by the Board of Directors, including a majority of the Independent Directors, on August 12, 2005. Each Investment Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The investment manager is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Prior to December 1, 2005, the investment manager was an indirect wholly-owned subsidiary of Citigroup.

Under each Investment Management Agreement, subject to the supervision and direction of the fund’s Board of Directors, the investment manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The investment manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

As compensation for its services, Money Market Fund pays SaBAM a monthly fee at an annual rate of 0.25% of the fund’s average daily net assets. Effective December 1, 2005, services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same. Prior to December 1, 2005, Money Market Fund paid SaBAM a monthly fee at an annual rate of 0.20% of the fund’s daily net assets. SaBAM has voluntarily agreed to reduce or otherwise limit the expenses of the fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to 0.25% of the fund’s average daily net assets and for a period of at least one year from the date of the

Prospectus, such expenses shall not exceed 0.18% of the fund’s average daily net assets. For the fiscal years ended December 31, 2003, 2004 and 2005, Money Market Fund paid $0 (which reflects a waiver of $125,286), $0 (which reflects a waiver of $66,512) and $0 (which reflects a waiver of $70,586) respectively, for its services.

As compensation for its services, High Yield Bond Fund pays SaBAM a monthly fee at an annual rate of 0.55% of the fund’s average daily net assets and Emerging Markets Debt Fund pays SaBAM a monthly fee at an annual rate of 0.75% of the fund’s average daily net assets. Effective December 1, 2005, services previously provided under the funds’ administrative agreements were incorporated into the funds’ management contracts and the administrative agreements were terminated. Total fees for advisory and administrative services remained the same. Prior to December 1, 2005, High Yield Bond Fund paid SaBAM a monthly fee at an annual rate of 0.50% of the fund’s average daily net assets and Emerging Markets Debt Fund paid SaBAM a monthly fee at an annual rate of 0.70% of the fund’s average daily net assets.

Fees paid by High Yield Bond Fund for the fiscal years ended February 29, 2004, February 28, 2005 and February 28, 2006 were $215,167 (which reflects a waiver of $205,117), $418,067 (which reflects a waiver of $220,847) and $600,919 (which reflects a waiver of $298,844) respectively. Fees paid by Emerging Markets Debt Fund for the years ended February 29, 2004, February 28, 2005 and February 28, 2006 were $144,243 (which reflects a waiver of $168,294), $261,328 (which reflects a waiver of $180,449) and $375,265 (which reflects a waiver of $220,455), respectively.

Investment decisions for a particular fund are made independently from those for other funds and accounts advised or managed by SaBAM. Such other funds and accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

Each Investment Management Agreement will have an initial term of two years and continue in effect year to year thereafter provided such continuance is specifically approved at least annually (a) by each fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. A fund or the investment manager may terminate the Investment Management Agreement on 60 days’ written notice without penalty. Each Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Each fund bears expenses incurred in its operations including, without limitation: taxes, interest, brokerage fees and commissions, if any; fees of Directors the fund who are not officers, directors, shareholders or employees of Legg Mason or the investment manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of the fund.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each fund, the investment manager, Western Asset Management Company (“Western Asset”) and the funds’ distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Where personnel covered by a fund’s Code of Ethics are employed by more than one of the investment managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the fund’s Code of Ethics.

Copies of the Codes of Ethics of the funds, their investment manager, Western Asset and LMIS are on file with the SEC.

Administrator

SaBAM, located at 399 Park Avenue, New York, NY 10022 acts as administrator for each of the funds under each fund’s Investment Management Agreement. SaBAM’s administration unit is located at 125 Broad Street, New York, NY 10004. Prior to December 1, 2005, each fund received administrative services from SBFM under a separate administration agreement (collectively, the “Prior Administration Agreements”). The administration fee under the Prior Administration Agreements for each of the funds was payable monthly and calculated at an annual rate of 0.05% of the fund’s average daily net assets. Currently each fund pays SaBAM a management fee as described above and does not pay SaBAM an additional fee to act as each fund’s administrator. For the fiscal years ended December 31, 2003, 2004 and 2005 Money Market Fund paid administrative fees of $31,322, $16,628 and $15,556, respectively under the Prior Administration Agreement. Fees paid by High Yield Bond Fund for the fiscal years ended February 29, 2004, February 28, 2005 and February 28, 2006 were $42,028, $63,891 and $63,919, respectively, under the Prior Administration Agreement. Fees paid by Emerging Markets Debt Fund for the years ended February 29, 2004, February 28, 2005 and February 28, 2006 were $22,324, $31,555 and $30,496, respectively, under the Prior Administration Agreement.

Proxy Voting Policies and Procedures

Although individual Board members may not agree with particular policies or votes by the investment manager, the Board has approved delegating proxy voting discretion to the investment manager believing that the investment manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the investment manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the investment manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the investment manager or any affiliated person of the fund or the investment manager, on the other. This summary of the guidelines gives a general indication as to how the investment manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, SaBAM would vote the proxy in accordance with the principals set forth in SaBAM’s proxy voting policies and procedure, including the procedures that the investment manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the investment manager or any affiliated person of a fund or SaBAM, on the other.

Information on how the funds voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the funds use to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Distributors

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the investment manager, located at 100 Light Street, Baltimore, Maryland 21202 and CGM, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by each fund’s Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGM served as the funds’ distributor.

LMIS and CGM may be deemed to be underwriters for purposes of the 1933 Act.

Shares of each fund are sold continuously without a sales charge by LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the investment manager, and CGM, each fund’s distributors. Shares may be purchased from the funds’ distributors, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with the funds’ distributors, or the distributor’s financial consultants. A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Shares of the funds are offered without a sales charge through LMIS and CGM. Neither LMIS or CGM receives remuneration for its services as distributor and is not obligated to sell any specific amount of fund shares. With respect to each of the fund’s last three fiscal years and, with respect to LMIS, the periods December 1, 2005 through December 31, 2005 (with respect to the Money Market Fund) and December 1, 2005 through February 28, 2006 (with respect to the Emerging Markets Debt Fund and the High Yield Bond Fund), no underwriting commissions/sales charges were paid to or retained by CGM or LMIS.

Expenses

Each fund’s expenses include taxes, interest, fees and salaries of such fund’s Directors and officers who are not directors, officers or employees of the fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown were subject to fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Emerging Markets Debt Fund	S. Kenneth Leech‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.78 billion in total assets under management*

	Stephen A. Walsh‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.78 billion in total assets under management*

	Keith J. Gardner‡	0 registered investment companies	2 other pooled investment vehicles with $2.09 billion in assets under management	3 other accounts with $213 million in total assets under management**

	Matthew Duda‡	0 registered investment companies	0 other pooled investment vehicles	0 other accounts

High Yield Bond Fund	S. Kenneth Leech‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.78 billion in total assets under management*

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Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	Stephen A. Walsh‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.78 billion in total assets under management*

	Michael C. Buchanan‡	3 registered investment companies with $746 million in total assets under management	2 other pooled investment vehicles with $2.13 billion in assets under management	10 other accounts with $1.40 billion in total assets under management

	Timothy J. Settel‡	0 registered investment companies	0 other pooled investment vehicles	0 other accounts

	Ian R. Edmonds‡	0 registered investment companies	0 other pooled investment vehicles	1 other account with $46 million in total assets under management

Money Market Fund	Kevin Kennedy	18 registered investment companies with $60.4 billion in total assets under management	7 other pooled investment vehicles with $30 billion in assets under management	47 other accounts with $14.4 billion in total assets under management

*	Includes 77 accounts managed, totaling $20.68 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $12 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset and the investment manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

The description below relates to the investment manager and, both CAM North America LLC (“CAM North America”) and Western Asset, both affiliates of the investment manager. Certain of the funds’ portfolio managers may be employed concurrently by the investment manager and by either CAM North America or Western Asset. The investment manager follows the CAM North America portfolio manager compensation policies described below.

CAM North America investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel. However, CAM North America investment professionals who are employed concurrently by CAM North America and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

CAM North America has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the funds’ portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM North America investment professionals with those of fund shareholders and other CAM North America clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM North America revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM North America investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM North America may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM North America chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM North America chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

With respect to the compensation of certain portfolio managers employed concurrently by CAM North America and Western Asset, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset’s, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Emerging Markets Debt Fund	S. Kenneth Leech Stephen A. Walsh Keith J. Gardner Matthew Duda	None None None None

High Yield Bond Fund	S. Kenneth Leech Stephen A. Walsh Michael C. Buchanan Timothy J. Settel Ian R. Edmonds	None None None None None

Money Market Fund	Kevin Kennedy	None

NET ASSET VALUE

The following is a description of the procedures used by each fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to Money Market Fund, for which the determination is made at 12:00 noon New York time). With respect to each fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

The Boards of Directors of the funds have approved procedures to be used to value the funds’ securities for the purposes of determining a fund’s net asset value. The valuation of the securities of each fund is determined in good faith by or under the direction of the Boards of Directors. The Boards of Directors have delegated certain valuation functions for the funds to the managers. The same set of procedures is used to value the securities of all of the funds described in this SAI, except for the money market funds, which have their own procedures.

Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular fund.

Each fund other than the Money Market Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. A fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon New York time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by a fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the investment manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the investment manager believes that they are unreliable, the investment manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. A fund may also use fair value procedures if the investment manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before such fund prices its shares. A fund that holds foreign equity securities uses a fair value model developed by an independent third party pricing service to price those on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the investment manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a fund determines its net asset value.

The Money Market Fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when a fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem a fund’s shares.

In order to buy, redeem or exchange shares of a fund (other than a Money Market Fund) at that day’s price, your order must be placed with the fund or its agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Orders for the Money Market Fund must be received by 12:00 noon New York time.

It is the responsibility of members of the funds’ selling group to transmit all orders to buy, exchange or redeem shares to the funds’ transfer agent on a timely basis.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, and, in this connection, values the fund’s instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors of Series Funds has established procedures applicable to the Money Market Fund, reasonably designed to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00, taking into account current market conditions and the Money Market Fund’s investment objective. These procedures include periodic review, as the Board of Directors deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between Money Market Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

TAXES

Taxation of a Fund

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each fund has elected to be treated, and intends to qualify each year, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code.

Qualification as a RIC requires, among other things that a fund: (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a fund generally will not be subject to federal income tax on its “investment company taxable income” (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the fund distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest for such taxable year in accordance with the Code’s timing and other requirements. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed investment company taxable income and net capital gain. Each fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder’s income. Money Market Fund does not expect to recognize any net capital gain.

If in any year a fund should fail to qualify under Subchapter M as a RIC, or fail to satisfy the 90% distribution requirement, the fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividend income” (as described below) in the case of individual shareholders.

A fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of its capital gains over its capital losses) for the one year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end.

Emerging Markets Debt Fund and High Yield Bond Fund may each engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC qualification and to avoid both the corporate level tax and the 4% excise tax. Furthermore, certain fund investments may produce income that will not qualify as good income for purposes of the Income Requirement. Each fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds, zero coupon securities or other obligations, such as certain Brady Bonds, having original issue discount (i.e., an amount generally equal to the excess of the stated redemption price of the security at maturity over its issue price), or investments in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If Emerging Markets Debt Fund or High Yield Bond Fund acquires an equity interest in certain foreign investment entities, referred to as “passive foreign investment companies,” the fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any “excess distribution” from such company or gain from the disposition of its equity interest, even if the distribution or gain is distributed by the fund to its shareholders in a manner that satisfies the requirements referred to above. If the fund were able and elected to treat a passive foreign investment company as a “qualified electing fund,” in lieu of the treatment described above, the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the fund’s pro rata share of the ordinary earnings and net capital gain of the company, whether or not actually received by the fund. The fund generally should be able to make an alternative election to mark these investments to market annually, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to certain limitations on the ability to use any such loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Emerging Markets Debt Fund or High Yield Bond Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Each fund is permitted to carry forward any unused capital losses to be utilized to offset capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) for those years.

At December 31, 2005, Money Market Fund had net capital loss carry-forwards available to offset future gains of $201, of which $75 expires on December 31, 2012 and $126 expires on December 31, 2013.

At February 28, 2006, High Yield Bond Fund had net capital loss carry-forwards available to offset future gains of $5,084,898, of which $1,662,002 expires on February 28, 2010 and $3,422,896 expires on February 28, 2011.

Taxation of United States Shareholders

The Prospectus describes each fund’s policy with respect to distribution of investment company taxable income and any net capital gain. Investors (except in the case of Money Market Fund) should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

Gain or loss on the sale, redemption, exchange or other disposition of fund shares that is treated as a sale under the Code may result in capital gain or loss to shareholders who hold their fund shares as capital assets. Generally, transactions in shares of Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another fund in which such a charge is applied. Generally, a shareholder’s capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to mutual fund shares held for more than one year has been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2008. The maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gain (which is taxed at ordinary income rates) is currently 35%. With respect to corporate taxpayers, long-term capital gain is currently taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. If a shareholder sells, redeems, exchanges or otherwise disposes of shares of a fund before he or she has held them for more than six months, any allowable capital loss on such sale, redemption, exchange or other disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. Additionally, any loss realized on a sale, redemption, exchange or other disposition of fund shares generally will be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Treasury regulations provide that, if a shareholder recognizes a loss with respect to shares of a fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

All dividends and distributions to shareholders will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions from investment company taxable income and from net tax-exempt interest, if any, are taxable to shareholders as ordinary dividend income to the extent of the fund’s earnings and profits. A portion of High Yield Bond Fund’s dividends may qualify for (i) the dividends received deduction available to corporations to the extent it receives dividends from U.S. corporations and satisfies certain holding period and other requirements and (ii) along with Emerging Markets Debt Fund’s dividend, for treatment as qualified dividend income in the case of individual shareholders. Availability of the dividends received deduction to corporate shareholders is also subject to shareholder holding period requirements, limitations on debt financing, and other tax requirements. Dividends from the other funds will generally not qualify for the dividends received deduction. For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The fund generally can pass the tax treatment of qualified dividend income it receives through to fund shareholders. For the fund to receive qualified dividend income, the fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

A fund’s distributions from its net capital gain that it properly designates as “capital gain dividends” are taxable to shareholders as long-term capital gain, without regard to how long they have held their fund shares. Capital gain dividends do not qualify for any dividends received deduction.

Distributions, if any, in excess of a fund’s current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed above. Not later than 60 days after the close of its taxable year, each fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the fund on December 31 of the year in which the dividend is declared.

Each fund may be required to withhold federal income tax (“backup withholding”) from dividends (including capital gain dividends) and, except in the case of Money Market Fund, redemption proceeds paid to non-corporate shareholders who fail to provide certain information or certifications or are otherwise subject to backup withholding. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee’s correct and, when required, properly certified taxpayer identification number (e.g., an individual’s social security number), (ii) the IRS or a broker notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s federal income tax liability.

A fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If Emerging Markets Debt Fund qualifies as a RIC and more than 50% of the value of the fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for United States federal income tax purposes, to treat any foreign country’s income or withholding taxes paid by the fund that can be treated as income taxes under United States income tax principles, as paid by its shareholders. High Yield Bond Fund and Money Market Fund will generally not satisfy the 50% requirement for making this election and therefore will be unable to make it.

For any year that Emerging Markets Debt Fund makes such an election, each shareholder of such fund will be required to include in its income an amount equal to his or her allocable share of qualified income taxes paid by such fund to a foreign country’s government and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries’ income taxes paid by such fund generally will not be subject to United States federal income tax.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or, for certain foreign investors, other federal withholding taxes. Statements detailing the tax status of each shareholder’s dividends and distributions will be mailed annually.

Taxation of Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, under the American Jobs Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, capital gain dividends and amounts retained by the fund that are designated as undistributed capital gains.

If the income from a fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

OTHER INFORMATION ABOUT THE FUNDS

Capital Stock. As used in the Prospectus and this SAI, the term “majority,” when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts), means the vote of the lesser of: (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the fund’s Board of Directors.

In the event of the liquidation or dissolution of the Institutional Series funds or Series funds, as the case may be, shares of a fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a fund, of any general assets not attributable to a fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Custodian. State Street Bank and Trust Company (the “Custodian”), located at 225 Franklin Street, Boston, MA 02110, serves as custodian for each fund. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The Custodian does not determine the investment policies of a fund, or decide which securities a fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each fund are held under bank custodianship in compliance with the 1940 Act. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Transfer Agent. PFPC, located at P.O. Box 9699, Providence, RI 02940-9699, serves as each fund’s transfer agent. As the fund’s transfer agent, PFPC registers and processes transfers of the fund’s stock, processes purchase and redemption orders, acts as dividend disbursing agent for the fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee. Subject to approval by the Board of Directors, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

Legal Matters. Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and SaBAM (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the funds (the “Funds’’), and directors of the Funds (collectively, the “Defendants’’). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SaBAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this SAI, SaBAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

Recent Developments. On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-

transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

The funds are not included in the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore have not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * * *

The funds have received information concerning SBFM and SaBAM as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SaBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SaBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions and, in particular, the portion of the payments made from each of the net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SaBAM.

SBFM and SaBAM are cooperating with the SEC. Although there can be no assurance, SaBAM believes that these matters are not likely to have a material adverse effect on the funds or its ability to perform investment management services relating to the funds.

* * * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the funds’ independent registered public accounting firm to audit and report on the funds’ financial statements and highlights for the fiscal years ending December 31, 2006 and February 28, 2007.

Counsel. Simpson Thacher & Bartlett LLP serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.

DLA Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the funds’ Prospectus.

Financial Statements. The audited financial statements for Money Market Fund for the fiscal year ended December 31, 2005 as well as the audited financial statements for High Yield Bond Fund and Emerging Markets Debt Fund for the fiscal year ended February 28, 2006 and the respective reports of KPMG LLP for each fund are incorporated herein by reference in their entirety.

APPENDIX A

DESCRIPTION OF RATINGS

A description of the rating policies of Moody’s Investors Services (“Moody’s”), Standard & Poor Rating Group (“S&P”) and Fitch Rating Agency (“Fitch”) with respect to bonds and commercial paper appears below.

Moody’s Corporate Bond Ratings

Aaa—Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B—Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated “Ca” represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa to Caa. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

S&P Corporate Bond Ratings

AAA—This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA—Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and differs from “AAA” issues only to a small degree.

A—Bonds rated “A” have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Bonds rated “BBB” are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C—Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI—Bonds rated “CI” are income bonds on which no interest is being paid.

D—Bonds rated “D” are in default. The “D” category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

Moody’s Commercial Paper Ratings

PRIME-1 (P-1)—Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of short-term debt obligations.

PRIME-2 (P-2)—Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of short-term obligations.

PRIME-3 (P-3)—Issuers (or related supporting institutions) rated “Prime-3” have an acceptable ability for repayment of senior short-term debt obligations.

NOT PRIME (NP)—Issuers rated “Not Prime” do not fall within any of the Prime rating categories.

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The categories are as follows:

A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s Municipal Bond Ratings

Aaa—Bonds which are rated “Aaa” are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated “Aa” are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated “A” possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s appends numerical modifiers “1”, “2” and “3” to certain of its rating classifications. The modifier “1” indicates that the issuer ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of its generic rating category.

S&P Municipal Bond Ratings

AAA—is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A—Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated “BBB” are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings of State and Municipal Notes (and Demand Obligation Ratings)

MIG-1/VMIG-1—Notes rated “MIG-1/VMIG-1” are of the superior credit quality. There is present excellent protection by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2—Notes which are rated “MIG-2/VMIG-2” are of strong quality. Margins of protection are ample though not so large as in the preceding group.

S&P Ratings of State and Municipal Notes

SP-1—Notes which are rated “SP-1” have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2—Notes which are rated “SP-2” have a satisfactory capacity to pay principal and interest.

Fitch Municipal Bond Ratings

AAA—Bonds rated “AAA” by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds rated “AA” by Fitch are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A—Bonds rated “A” by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated “BBB” by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Fitch Short-Term Ratings

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1—Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F2—Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F3—Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC—The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, SaBAM will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

APPENDIX B

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that the investment manager operates under in order to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM1 votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

[1]	Citigroup Asset Management (“CAM”) comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

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In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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